SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2010

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement

On July 20, 2010, the Company entered into an amendment to its Note Purchase and Private Shelf Agreement with Prudential Investment Management, Inc. and certain affiliates of Prudential Investment Management, Inc. (the “Note Purchase Agreement”).  Additional information regarding the amendment is included in Item 2.03 below.

Section 2 – Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The minimum consolidated net worth covenant that is contained in the Note Purchase Agreement was amended to conform with the consolidated net worth covenant that the Company established in its Credit Agreement with Bank of America, N.A. and certain other lenders on June 23, 2010, which established a $125 million unsecured credit facility for the Company.  The amended version of the Note Purchase Agreement’s minimum consolidated net worth covenant provides that the Company will not permit its consolidated net worth, as defined in the Note Purchase Agreement, to be less than $215 million, plus amounts equal to 25% of the Company’s net quarterly income and proceeds from the Company’s equity sales.  Prior to the amendment, the Note Purchase Agreement provided for a $200 million threshold for the Company’s consolidated net worth.  A copy of Amendment No. 1 to the Note Purchase Agreement is attached as Exhibit 10.1 and is incorporated by reference.

Section 2 – Financial Information

Item 2.02.

Results of Operations and Financial Condition

On July 26, 2010, the Company reported net earnings of $5.6 million, or $0.11 per diluted share, for the second quarter ended June 30, 2010, as compared with a net loss of $1.9 million, or $0.04 per diluted share, for the second quarter of 2009.  Net sales for the second quarter increased to $265.6 million, from $262.2 million in 2009.

A copy of the news release is furnished as Exhibit 99.1 to this report.*

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Amendment No. 1, dated July 20, 2010, to Note Purchase and Private Shelf Agreement dated as of March 31, 2010

Exhibit 99.1*

News release dated July 26, 2010

*

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  July 26, 2010

By:  SCOTT P. DOESCHER

Scott P. Doescher

Executive Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated July 26, 2010

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

10.1

Amendment No. 1, dated July 20, 2010, to Note Purchase and Private Shelf Agreement dated as of March 31, 2010

99.1

News release dated July 26, 2010